Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668

Validea Market Legends ETF (VALX)
a series of ETF Series Solutions
 (the “Fund”)

January 29, 2018

Supplement to the
 Summary Prospectus and Prospectus,
each dated March 31, 2017
 and
Statement of Additional Information (“SAI”)
dated March 31, 2017, as previously supplemented

NOTICE OF A CHANGE IN THE FUND'S INVESTMENT OBJECTIVE
EFFECTIVE APRIL 1, 2018

The Fund currently has an investment objective of seeking capital appreciation, with a secondary focus on income and pursues that objective through a quantitative investment methodology described in the Fund’s current Prospectus dated March 31, 2017.

On or prior to April 1, 2018, Validea Capital Management, LLC, the Fund’s investment adviser (the “Adviser”), will begin publishing the Validea Market Legends Index (the “Index”), a rules-based index substantially similar to the quantitative investment methodology applicable to the Fund.

Effective April 1, 2018, the Fund’s investment objective will change to track the total return performance, before fees and expenses, of the Index.

Because the Index is substantially similar to the quantitative investment methodology currently used by the Adviser for the Fund, the change in investment objective is not expected to have a significant effect on the investments made by the Fund or the risks related to its investments. On or about April 1, 2018, shareholders will receive an updated Summary Prospectus (which incorporates by reference an updated Prospectus and SAI) with information about the Fund’s new investment objective, principal investment strategy, and principal investment risks, among other information. No changes in the fees or expenses charged by the Fund will result from the change in the Fund’s investment objective.

Please retain this Supplement with your Summary Prospectuses, Prospectus, and SAI.